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                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF QUARTERLY REPORT
           ON FORM 10-QSB/A OF ADVANCED REFRACTIVE TECHNOLOGIES, INC.
                       FOR THE QUARTER ENDED JUNE 30, 2006

The undersigned is the Treasurer of Advanced Refractive Technologies, Inc. (the "Company"). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Quarterly Report on Form 10-QSB/A of the Company for the period ended June 30, 2006.

I, Laurence M. Schreiber certify that the Quarterly Report on Form 10-QSB/A for the period ended June 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is executed as of March 26, 2007.


                                    /s/ Laurence M. Schreiber
                                    -------------------------
                                    Laurence M. Schreiber, Treasurer
                                    (principal financial officer)